UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2025

IMMUNOVANT, INC.
(Exact name of Registrant as specified in its Charter)

Delaware		001-38906	83-2771572
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

320 West 37th Street
New York,	NY		10018
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (917) 580-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMVT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 27, 2025, Immunovant, Inc. (“Immunovant”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). There were 165,885,480 shares of common stock and Series A preferred stock represented at the Annual Meeting by valid proxies or voted at the Annual Meeting, which was approximately 97% of the shares of common stock and Series A preferred stock entitled to vote at the Annual Meeting. At the Annual Meeting, Immunovant’s stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in Immunovant’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on July 9, 2025.

Proposal 1 – Election of Directors

Jacob Bauer, Douglas Hughes and Robert Susman were each elected to serve as a member of Immunovant’s Board of Directors (the “Board”), until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jacob Bauer	152,051,231	8,193,169	5,641,080
Douglas Hughes	143,417,281	16,827,119	5,641,080
Robert Susman	159,234,780	1,009,620	5,641,080

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Ernst & Young LLP as Immunovant’s independent registered public accounting firm for the fiscal year ending March 31, 2026, by the following votes:

Votes For	Votes Against	Votes Abstain
165,422,634	7,237	455,609

Proposal 3 - Approval, on a Non-Binding Advisory Basis, of the Compensation of Immunovant’s Named Executive Officers

The stockholders approved, on a non-binding advisory basis, the compensation of Immunovant’s named executive officers, as disclosed in the Proxy Statement, including the compensation tables and related narrative disclosures, by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
158,995,232	1,244,731	4,437	5,641,080

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOVANT, INC.

	By:	/s/ Tiago Girao
Tiago Girao
Chief Financial Officer
Date: August 28, 2025